UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2019 (February 5, 2019)

Brighthouse Life Insurance Company of NY

(Exact name of registrant as specified in its charter)

New York	000-55705	13-3690700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

285 Madison Avenue, 14th Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (980) 365-7100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 5, 2019, Brighthouse Services, LLC (“Brighthouse Services”), an affiliate of Brighthouse Life Insurance Company of NY (the “Company”) and an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. (“BHF”), entered into a new investment management agreement (the “Investment Management Agreement”) with MetLife Investment Advisors, LLC (“MLIA”), pursuant to which MLIA will, on a sub-advisory basis, manage the investment of the assets comprising the general account portfolio, as well as certain separate account assets of BHF’s insurance subsidiaries, including the Company, as well as assets of BHF and its non-insurance subsidiaries. The Investment Management Agreement replaces several investment management agreements entered into in January 2017 by MLIA with each of BHF and certain of its subsidiaries, including the Company.

In return for providing services under the Investment Management Agreement, MLIA is entitled to receive a management fee determined generally by the amount of the assets under management and is also entitled to reimbursement for certain expenses. The Investment Management Agreement also contains representations, warranties and covenants customary for agreements of this type.

The Investment Management Agreement marks one of the initial steps in BHF’s previously disclosed transition of its investment portfolio to a multi-manager platform, which is expected to occur in stages throughout 2019. Accordingly, the Investment Management Agreement allows Brighthouse Services flexibility to partially terminate investment management services for specified investments upon prior notice to MLIA.

The foregoing description of the Investment Management Agreement is qualified in its entirety by reference to the terms and conditions of the Investment Management Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

Information concerning the termination, on February 5, 2019, of the Investment Management Agreement, dated as of January 1, 2017, between MetLife Investment Advisors, LLC and Brighthouse Life Insurance Company of NY (formerly known as First MetLife Investors Insurance Company) set forth above under Item 1.01 is hereby incorporated by reference into this Item 1.02.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Investment Management Agreement, dated as of February 5, 2019, between Brighthouse Services, LLC and MetLife Investment Advisors, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY

By:	/s/ D. Burt Arrington
Name:	D. Burt Arrington
Title:	Vice President and Secretary

Date: February 8, 2019

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